Exhibit 21

Subsidiary Name	Jurisdiction of Incorporation	DBA
A & B Home Health Solutions, LLC	CT	Encompass Health Home Health
Abba Home Health, L.P.	TX	Encompass Health Home Health
Encompass Health Hospice
Advanced Homecare Management, Inc.	DE	Encompass Health
Encompass Health Home Health & Hospice
AHM Action Home Health, LP	TX	Encompass Health Home Health
AnMed Encompass Health Rehabilitation Hospital, LLC	SC	AnMed Health Rehabilitation Hospital
Apex Hospice LLC	TX	Encompass Health Hospice
Best Home Care LP	TX	Encompass Health Home Health
Camellia Home Health of East Tennessee, LLC	TN	Encompass Health Home Health
Camellia Home Health of the Gulf Coast, LLC	MS	Encompass Health - Home Health of the Gulf Coast
Camellia Hospice of East Louisiana, LLC	LA	Encompass Health Hospice of Vidalia
Camellia Hospice of Louisiana, LLC	LA	Encompass Health Hospice of Bogalusa
Camellia Hospice of North Mississippi, LLC	MS	Encompass Health - Hospice of North Mississippi
Camellia Hospice of Northeast Alabama, LLC	AL	Encompass Health Hospice - Rainbow City
Camellia Hospice of Northeast Mississippi, LLC	MS	Encompass Health - Hospice of Northeast Mississippi
Camellia Hospice of South Alabama, LLC	MS	Encompass Health Hospice - Dothan
Encompass Health Hospice - Prattville
Camellia Hospice of the Gulf Coast, LLC	MS	Encompass Health - Hospice of the Gulf Coast
CareServices of Bethesda, LLC	FL	Encompass Health Home Health of Bethesda
CareSouth HHA Holdings of Columbus, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Dothan, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Gainesville, LLC	GA	Encompass Health Home Health
Encompass Health Hospice
CareSouth HHA Holdings of Greensboro, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Lexington, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Middle Georgia, LLC	GA	Encompass Health Home Health

CareSouth HHA Holdings of North Florida, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Panama City, LLC	FL	Encompass Health Home Health
CareSouth HHA Holdings of Richmond, LLC	VA	Encompass Health Home Health
CareSouth HHA Holdings of Tallahassee, LLC	FL	Encompass Health Home Health
CareSouth HHA Holdings of the Bay Area, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of the Treasure Coast, LLC	GA	Encompass Health Home Health of Jupiter Medical Center
CareSouth HHA Holdings of Valley, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Virginia, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Washington, LLC	GA	Encompass Health Home Health
CareSouth HHA Holdings of Western Carolina, LLC	GA	Encompass Health Home Health
CareSouth Hospice, LLC	GA	Encompass Health Hospice
Central Arkansas Rehabilitation Associates, L.P.	DE	CHI St. Vincent Sherwood Rehabilitation Hospital, a partner of Encompass Health
CHI St. Vincent Hot Springs Rehabilitation Hospital, a partner of Encompass Health
Central Louisiana Rehab Associates, L.P.	DE	Encompass Health Rehabilitation Hospital of Alexandria
CMS Rehab of WF, L.P.	DE	Encompass Health Rehabilitation Hospital of Wichita Falls
Continental Home Care, Inc.	OK	Encompass Health Home Health of Eastern Oklahoma
Day-By-Day Staff Relief, Inc.	OK	Encompass Health Home Health
Encompass Health Home Health of Northeast Oklahoma
Encompass Health Hospice
Dosik, Inc.	TX	Encompass Health Home Health
DRC Health Systems, L.P.	TX	Encompass Health Home Health
Encompass Health Hospice
Encompass Health Alabama Real Estate, LLC	DE
Encompass Health Arizona Real Estate, LLC	DE
Encompass Health Arkansas Real Estate, LLC	DE
Encompass Health California Real Estate, LLC	DE
Encompass Health Deaconess Rehabilitation Hospital, LLC	IN	Encompass Health Deaconess Rehabilitation Hospital
Encompass Health Fairlawn Holdings, LLC	DE
Encompass Health Home Health of Alabama, LLC	DE	Encompass Health Home Health
Encompass Health Home Health of Birmingham, LLC	DE	Encompass Health Home Health

Encompass Health Home Health of Florida, LLC	DE	Encompass Health Home Health
Encompass Health Home Health of Kentucky, LLC	DE	Encompass Health Home Health of Kentucky
Encompass Health Home Health of Talladega, LLC	DE	Encompass Health Home Health
Encompass Health Hospice of Alabama, LLC	DE	Encompass Health Hospice
Encompass Health Hospice of Pennsylvania, LLC	DE	Encompass Health Hospice
Encompass Health Hospice of Talladega, LLC	DE	Encompass Health Hospice Talladega
Encompass Health Iowa Real Estate, LLC	DE
Encompass Health Jonesboro Holdings, Inc.	DE
Encompass Health Kansas Real Estate, LLC	DE
Encompass Health Kentucky Real Estate, LLC	DE
Encompass Health Maryland Real Estate, LLC	DE
Encompass Health Massachusetts Real Estate, LLC	DE
Encompass Health Methodist Rehabilitation Hospital, LP	TN	Encompass Health Rehabilitation Hospital of Memphis, a partner of Methodist Healthcare
Encompass Health Rehabilitation Hospital of North Memphis, a partner of Methodist Healthcare
Encompass Health Nevada Real Estate, LLC	DE
Encompass Health New Mexico Real Estate, LLC	DE
Encompass Health Ohio Real Estate, LLC	DE
Encompass Health Pennsylvania Real Estate, LLC	DE
Encompass Health Rehabilitation Hospital of Abilene, LLC	DE	Encompass Health Rehabilitation Hospital of Abilene
Encompass Health Rehabilitation Hospital of Albuquerque, LLC	DE	Encompass Health Rehabilitation Hospital of Albuquerque
Encompass Health Rehabilitation Hospital of Altamonte Springs, LLC	DE	Encompass Health Rehabilitation Hospital of Altamonte Springs
Encompass Health Rehabilitation Hospital of Altoona, LLC	DE	Encompass Health Rehabilitation Hospital of Altoona
Encompass Health Rehabilitation Hospital of Arlington, LLC	DE	Encompass Health Rehabilitation Hospital of Arlington
Encompass Health Rehabilitation Hospital of Austin, LLC	DE	Encompass Health Rehabilitation Hospital of Austin

Encompass Health Rehabilitation Hospital of Bakersfield, LLC	DE	Encompass Health Rehabilitation Hospital of Bakersfield
Encompass Health Rehabilitation Hospital of Bluffton, LLC	DE	Encompass Health Rehabilitation Hospital of Bluffton
Encompass Health Rehabilitation Hospital of Braintree, LLC	DE	Encompass Health Rehabilitation Hospital of Braintree
Encompass Health Rehabilitation Hospital of Cardinal Hill, LLC	DE	Cardinal Hill Rehabilitation Hospital
Encompass Health Rehabilitation Hospital of Charleston, LLC	SC	Encompass Health Rehabilitation Hospital of Charleston
Encompass Health Rehabilitation Hospital of Cincinnati, LLC	DE	Encompass Health Rehabilitation Hospital of Cincinnati
Encompass Health Rehabilitation Hospital of City View, Inc.	DE	Encompass Health Rehabilitation Hospital of City View
Encompass Health Rehabilitation Hospital of Colorado Springs, Inc.	DE	Encompass Health Rehabilitation Hospital of Colorado Springs
Encompass Health Rehabilitation Hospital of Columbia, Inc.	DE	Encompass Health Rehabilitation Hospital of Columbia
Encompass Health Rehabilitation Hospital of Concord, Inc.	DE	Encompass Health Rehabilitation Hospital of Concord
Encompass Health Rehabilitation Hospital of Cypress, LLC	DE	Encompass Health Rehabilitation Hospital of Cypress
Encompass Health Rehabilitation Hospital of Dallas, LLC	DE	Encompass Health Rehabilitation Hospital of Dallas
Encompass Health Rehabilitation Hospital of Dayton, LLC	DE	Encompass Health Rehabilitation Hospital of Dayton
Encompass Health Rehabilitation Hospital of Desert Canyon, LLC	DE	Encompass Health Rehabilitation Hospital of Desert Canyon
Encompass Health Rehabilitation Hospital of Dothan, Inc.	AL	Encompass Health Rehabilitation Hospital of Dothan
Encompass Health Rehabilitation Hospital of East Valley, LLC	DE	Encompass Health Rehabilitation Hospital of East Valley
Encompass Health Rehabilitation Hospital of Erie, LLC	DE	Encompass Health Rehabilitation Hospital of Erie
Encompass Health Rehabilitation Hospital of Florence, Inc.	SC	Encompass Health Rehabilitation Hospital of Florence
Encompass Health Rehabilitation Hospital of Fort Smith, LLC	DE	Encompass Health Rehabilitation Hospital of Fort Smith

Encompass Health Rehabilitation Hospital of Franklin, LLC	TN	Encompass Health Rehabilitation Hospital of Franklin
Encompass Health Rehabilitation Hospital of Fredericksburg, LLC	DE	Encompass Health Rehabilitation Hospital of Fredericksburg
Encompass Health Rehabilitation Hospital of Gadsden, LLC	DE	Encompass Health Rehabilitation Hospital of Gadsden
Encompass Health Rehabilitation Hospital of Gulfport, LLC	DE	Encompass Health Rehabilitation Hospital, a partner of Memorial Hospital at Gulfport
Encompass Health Rehabilitation Hospital of Harmarville, LLC	DE	Encompass Health Rehabilitation Hospital of Harmarville
Encompass Health Rehabilitation Hospital of Henderson, LLC	DE	Encompass Health Rehabilitation Hospital of Henderson
Encompass Health Rehabilitation Hospital of Humble, LLC	DE	Encompass Health Rehabilitation Hospital of Humble
Encompass Health Rehabilitation Hospital of Jonesboro, LLC	AR	Encompass Health Rehabilitation Hospital of Jonesboro
Encompass Health Rehabilitation Hospital of Katy, LLC	DE	Encompass Health Rehabilitation Hospital of Katy
Encompass Health Rehabilitation Hospital of Kingsport, LLC	DE	Encompass Health Rehabilitation Hospital of Kingsport
Encompass Health Rehabilitation Hospital of Lakeview, LLC	DE	Encompass Health Rehabilitation Hospital of Lakeview
Encompass Health Rehabilitation Hospital of Largo, LLC	DE	Encompass Health Rehabilitation Hospital of Largo
Encompass Health Rehabilitation Hospital of Las Vegas, LLC	DE	Encompass Health Rehabilitation Hospital of Las Vegas
Encompass Health Rehabilitation Hospital of Manati, Inc.	DE	Encompass Health Rehabilitation Hospital of Manati
Encompass Health Rehabilitation Hospital of Martin County, LLC	DE	Encompass Health Rehabilitation Hospital, an affiliate of Martin Health
Encompass Health Rehabilitation Hospital of Mechanicsburg, LLC	DE	Encompass Health Rehabilitation Hospital of Mechanicsburg
Encompass Health Rehabilitation Hospital of Miami, LLC	DE	Encompass Health Rehabilitation Hospital of Miami
Encompass Health Rehabilitation Hospital of Middletown, LLC	DE	Encompass Health Rehabilitation Hospital of Middletown
Encompass Health Rehabilitation Hospital of Midland Odessa, LLC	DE	Encompass Health Rehabilitation Hospital of Midland Odessa

Encompass Health Rehabilitation Hospital of Modesto, LLC	DE	Encompass Health Rehabilitation Hospital of Modesto
Encompass Health Rehabilitation Hospital of Montgomery, Inc.	AL	Encompass Health Rehabilitation Hospital of Montgomery
Encompass Health Rehabilitation Hospital of New England, LLC	DE	Encompass Health Rehabilitation Hospital of New England
Encompass Health Rehabilitation Hospital of Newnan, LLC	DE	Encompass Health Rehabilitation Hospital of Newnan
Encompass Health Rehabilitation Hospital of Nittany Valley, Inc.	DE	Encompass Health Rehabilitation Hospital of Nittany Valley
Encompass Health Rehabilitation Hospital of Northern Kentucky, LLC	DE	Encompass Health Rehabilitation Hospital of Northern Kentucky
Encompass Health Rehabilitation Hospital of Northern Virginia, LLC	DE	Encompass Health Rehabilitation Hospital of Northern Virginia
Encompass Health Rehabilitation Hospital of Northwest Tucson, L.P.	DE	Encompass Health Rehabilitation Hospital of Northwest Tucson
Encompass Health Rehabilitation Hospital of Ocala, LLC	DE	Encompass Health Rehabilitation Hospital of Ocala
Encompass Health Rehabilitation Hospital of Panama City, Inc.	FL	Encompass Health Rehabilitation Hospital of Panama City
Encompass Health Rehabilitation Hospital of Pearland, LLC	DE	Encompass Health Rehabilitation Hospital of Pearland
Encompass Health Rehabilitation Hospital of Petersburg, LLC	DE	Encompass Health Rehabilitation Hospital of Petersburg
Encompass Health Rehabilitation Hospital of Plano, LLC	DE	Encompass Health Rehabilitation Hospital of Plano
Encompass Health Rehabilitation Hospital of Reading, LLC	DE	Encompass Health Rehabilitation Hospital of Reading
Encompass Health Rehabilitation Hospital of Richardson, LLC	DE	Encompass Health Rehabilitation Hospital of Richardson
Encompass Health Rehabilitation Hospital of Rock Hill, LLC	SC	Encompass Health Rehabilitation Hospital of Rock Hill
Encompass Health Rehabilitation Hospital of Round Rock, LLC	DE	Encompass Health Rehabilitation Hospital of Round Rock
Encompass Health Rehabilitation Hospital of San Antonio, Inc.	DE	Encompass Health Rehabilitation Hospital of San Antonio
Encompass Health Rehabilitation Hospital of San Juan, Inc.	DE	Encompass Health Rehabilitation Hospital of San Juan

Encompass Health Rehabilitation Hospital of Sarasota, LLC	DE	Encompass Health Rehabilitation Hospital of Sarasota
Encompass Health Rehabilitation Hospital of Savannah, LLC	DE	Encompass Health Rehabilitation Hospital of Savannah
Encompass Health Rehabilitation Hospital of Scottsdale, LLC	DE	Encompass Health Rehabilitation Hospital of Scottsdale
Encompass Health Rehabilitation Hospital of Sewickley, LLC	DE	Encompass Health Rehabilitation Hospital of Sewickley
Encompass Health Rehabilitation Hospital of Shelby County, LLC	DE	Encompass Health Rehabilitation Hospital of Shelby County
Encompass Health Rehabilitation Hospital of Spring Hill, Inc.	DE	Encompass Health Rehabilitation Hospital of Spring Hill
Encompass Health Rehabilitation Hospital of Sugar Land, LLC	DE	Encompass Health Rehabilitation Hospital of Sugar Land
Encompass Health Rehabilitation Hospital of Sunrise, LLC	DE	Encompass Health Rehabilitation Hospital of Sunrise
Encompass Health Rehabilitation Hospital of Tallahassee, LLC	DE	Encompass Health Rehabilitation Hospital of Tallahassee
Encompass Health Rehabilitation Hospital of Texarkana, Inc.	DE	Encompass Health Rehabilitation Hospital of Texarkana
Encompass Health Rehabilitation Hospital of the Mid-Cities, LLC	DE	Encompass Health Rehabilitation Hospital of the Mid-Cities
Encompass Health Rehabilitation Hospital of The Woodlands, Inc.	DE	Encompass Health Rehabilitation Hospital of The Woodlands
Encompass Health Rehabilitation Hospital of Toms River, LLC	DE	Encompass Health Rehabilitation Hospital of Toms River
Encompass Health Rehabilitation Hospital of Treasure Coast, Inc.	DE	Encompass Health Rehabilitation Hospital of Treasure Coast
Encompass Health Rehabilitation Hospital of Tustin, L.P.	DE	Encompass Health Rehabilitation Hospital of Tustin
Encompass Health Rehabilitation Hospital of Utah, LLC	DE	Encompass Health Rehabilitation Hospital of Utah
Encompass Health Rehabilitation Hospital of Vineland, LLC	DE	Encompass Health Rehabilitation Hospital of Vineland
Encompass Health Rehabilitation Hospital of Western Massachusetts, LLC	MA	Encompass Health Rehabilitation Hospital of Western Massachusetts
Encompass Health Rehabilitation Hospital of Westerville, LLC	DE	Mount Carmel Rehabilitation Hospital, an affiliate of Encompass Health

Encompass Health Rehabilitation Hospital of York, LLC	DE	Encompass Health Rehabilitation Hospital of York
Encompass Health Rehabilitation Hospital The Vintage, LLC	DE	Encompass Health Rehabilitation Hospital The Vintage
Encompass Health Rehabilitation Hospital Vision Park, LLC	DE	Encompass Health Rehabilitation Hospital Vision Park
Encompass Health Rehabilitation Institute of Tucson, LLC	AL	Encompass Health Rehabilitation Institute of Tucson
Encompass Health Sewickley Holdings, LLC	DE
Encompass Health South Carolina Real Estate, LLC	DE
Encompass Health South Dakota Real Estate, LLC	DE
Encompass Health Texas Real Estate, LLC	DE
Encompass Health Utah Real Estate, LLC	DE
Encompass Health ValleyofTheSun Rehabilitation Hospital, LLC	DE	Encompass Health Valley of The Sun Rehabilitation Hospital
Encompass Health Virginia Real Estate, LLC	DE
Encompass Health Walton Rehabilitation Hospital, LLC	DE	Walton Rehabilitation Hospital, an affiliate of Encompass Health
Encompass Health West Virginia Real Estate, LLC	DE
Encompass Home Health of Austin, LLC	TX	Encompass Health Home Health
Encompass Health Hospice
Encompass Home Health of Colorado, LLC	CO	Encompass Health Home Health
Encompass Health Hospice
Encompass Home Health of DFW, LLC	TX	Encompass Health Home Health
Encompass Home Health of East Texas, LLC	DE	Encompass Health Home Health
Encompass Health Hospice
Encompass Home Health of Roanoke, LLC	DE	Encompass Health Home Health
Encompass Home Health of the Mid Atlantic, LLC	VA	Encompass Health Home Health
Encompass Health Hospice
Encompass Home Health of the Midwest, LLC	DE	Encompass Health Home Health
Encompass Home Health of the Southeast, LLC	FL	Encompass Health Home Health
Encompass Home Health of the West, LLC	ID	Encompass Health Home Health
Encompass Health Home Health of Eastern Idaho

Encompass Health Home Health of Southern Utah
Encompass Health Hospice of Southern Utah
Encompass Hospice of the West, LLC	ID	Encompass Health Hospice
Encompass Health Hospice of Eastern Idaho
Encompass of Fort Worth, LP	TX	Encompass Health Home Health
Encompass of West Texas, LP	TX	Encompass Health Home Health
Encompass PAHS Rehabilitation Hospital, LLC	CO	Encompass Health Rehabilitation Hospital of Littleton
Geisinger Encompass Health Limited Liability Company	PA	Geisinger Encompass Health Rehabilitation Hospital
Guardian Home Care, Inc.	ID	Encompass Health Home Health
Encompass Health Home Health of Idaho
Hallmark Homecare, L.P.	TX	Encompass Health Home Health
Encompass Health Hospice
HCA Wesley Rehabilitation Hospital, Inc.	DE	Wesley Rehabilitation Hospital, an affiliate of Encompass Health
HealthCare Innovations of Oklahoma, L.L.C.	TX	Encompass Health Home Health of Southeast Oklahoma
Encompass Health Hospice
HealthCare Innovations of Western Oklahoma, L.L.C.	TX	Encompass Health Home Health of Western Oklahoma
HealthCare Innovations-Travertine Health Services, L.L.C.	TX	Encompass Health Home Health of Central Oklahoma
Home Health Care of Bogalusa, Inc.	LA	Encompass Health Home Health of Bogalusa
Home Health Care Systems, Inc.	MS	Encompass Health - Home Health & Hospice
Hospice Care of Mississippi, LLC	MS	Encompass Health - Hospice
K.C. Rehabilitation Hospital, Inc.	DE	MidAmerica Rehabilitation Hospital
Kansas Rehabilitation Hospital, Inc.	DE	Kansas Rehabilitation Hospital, a joint venture of Encompass Health and Stormont Vail Health
MMC Encompass Health Rehabilitation Hospital, LLC	NJ	Encompass Health Rehabilitation Hospital of Tinton Falls, a Joint Venture with Monmouth Medical Center
Myrtle Beach Rehabilitation Hospital, LLC	DE	Tidelands Health Rehabilitation Hospital, an affiliate of Encompass Health
New England Rehabilitation Hospital of Portland, LLC	ME	New England Rehabilitation Hospital of Portland, a Joint Venture of Maine Medical Center and Encompass Health
New England Rehabilitation Services of Central Massachusetts, Inc.	MA	Fairlawn Rehabilitation Hospital, an affiliate of Encompass Health
Northwest Arkansas Rehabilitation Associates	AR	Encompass Health Rehabilitation Hospital, a partner of Washington Regional
Novant Health Rehabilitation Hospital of Winston-Salem, LLC	DE	Novant Health Rehabilitation Hospital, an affiliate of Encompass Health
Orion Homecare, LLC	ID	Encompass Health Home Health
Encompass Health Home Health of Western Idaho
Encompass Health Hospice

Preferred Home Health, L.P.	TX	Encompass Health Home Health
Quillen Rehabilitation Hospital of Johnson City, LLC	DE	Quillen Rehabilitation Hospital, a joint venture of Ballad Health and Encompass Health
Rebound, LLC	DE	Encompass Health Lakeshore Rehabilitation Hospital
Encompass Health Rehabilitation Hospital of Chattanooga
Encompass Health Rehabilitation Hospital of Huntington
Rehabilitation Hospital Corporation of America, LLC	DE	Encompass Health Rehabilitation Hospital of Salisbury
Encompass Health Rehabilitation Hospital of Richmond
Encompass Health Rehabilitation Hospital of Parkersburg
Encompass Health Rehabilitation Hospital of Princeton
Rehabilitation Hospital of Bristol, LLC	DE	Rehabilitation Hospital of Bristol, a joint venture of Ballad Health and Encompass Health
Rehabilitation Hospital of North Alabama, LLC	DE	Encompass Health Rehabilitation Hospital of North Alabama
Rehabilitation Hospital of Phenix City, L.L.C.	AL	Regional Rehabilitation Hospital
Rusk Rehabilitation Center, L.L.C.	MO	Rusk Rehabilitation Hospital, an affiliation of Encompass Health and MU Health Care
Saint Alphonsus Regional Rehabilitation Hospital, LLC	ID	Saint Alphonsus Regional Rehabilitation Hospital, an affiliate of Encompass Health
Sea Pines Rehabilitation Hospital Limited Partnership	AL	Sea Pines Rehabilitation Hospital, an affiliate of Encompass Health
South Plains Rehabilitation Hospital, LLC	TX	South Plains Rehabilitation Hospital, an affiliate of UMC and Encompass Health
St. John Encompass Health Rehabilitation Hospital, LLC	DE	St. John Rehabilitation Hospital, an affiliate of Encompass Health
St. Joseph Encompass Health Rehabilitation Hospital, LLC	DE	CHI St. Joseph Health Rehabilitation Hospital, an affiliate of Encompass Health
Texas Senior Care, L.P.	TX	Encompass Health Home Health
TH of San Antonio LLC	TX	Encompass Health Hospice
The Rehabilitation Institute of St. Louis, LLC	MO	The Rehabilitation Institute of St. Louis, an affiliation of BJC HealthCare and Encompass Health
Tyler Rehab Associates, L.P.	DE	Christus Trinity Mother Frances Rehabilitation Hospital, a partner of Encompass Health
UVA Encompass Health Rehabilitation Hospital, LLC	VA	UVA Encompass Health Rehabilitation Hospital
Van Matre Encompass Health Rehabilitation Hospital, LLC	IL	Van Matre Encompass Health Rehabilitation Hospital
Vanderbilt Stallworth Rehabilitation Hospital, L.P.	TN	Vanderbilt Stallworth Rehabilitation Hospital
WellCare, Inc.	NM	Encompass Health Home Health
Encompass Health Hospice
Wellmark Healthcare Services of El Paso, Inc.	TX	Encompass Health Home Health
Encompass Health Hospice
West Mississippi Home Health Services, Inc.	MS	Encompass Health - Home Health
West Tennessee Rehabilitation Hospital, LLC	DE	West Tennessee Healthcare Rehabilitation Hospital Jackson, a partnership with Encompass Health
West Tennessee Healthcare Rehabilitation Hospital Cane Creek, a partnership with Encompass Health

West Virginia Rehabilitation Hospital, Inc.	WV	Encompass Health Rehabilitation Hospital of Morgantown
Yuma Rehabilitation Hospital, L.L.C.	AZ	Yuma Rehabilitation Hospital, an affiliation of Encompass Health and Yuma Regional Medical Center